Investor Meetings

May 2012

Foote Hydro 1918

Zeeland 2007

Lake Winds 2012

This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b- 6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD - LOOKING STATEMENTS AND INFORMATION “ and “RISK FACTORS “ sections of CMS Energy’s and Consumers Energy’s Form 10- K for the year ended December 31 and as updated in subsequent 10- Qs. CMS Energy’s and Consumers Energy’s “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non- GAAP measures when describing CMS Energy’s results of operations and financial performance A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website . at www.cmsenergy. com

CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non- GAAP) basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company’s reported earnings in 2012. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance.

2

Business Model Strong (5% to 7% growth) . . . .

Financial

Use NOLs to Eliminate Need for “Block” Equity

Grow Operating Cash Flow and EPS 5% ? 7%

Consistent financial performance

Fair and timely regulation

Utility Customer investment value

Safe, excellent operations

Business

Invest in Utility

Create Jobs

Enhance Customer Value Improve Environment Reduce O&M

Base Rate Increases Inflation

. . . . and sustainable with moderate rate increases inflation.

3

Capital Investment . . . .

Rate Base

Bils

$15 14 13 12 11 10 9 8 7 6 5

Reliability/Deliverability Renewables

Smart Grid Environmental Base capital Depreciation

2011 2012 2013 2014 2015 2016

Average Rate

Base (bils) $10.9 $11.5 $12.3 $13.2 $14.0

Utility Investment

2012-16

(bils)

Base capital $3.1

Investment Choices

Reliability/deliverability $1.2

Renewables 0.5

Smart Grid 0.3

Environmental 1.5

Total Choices $3.5

Total Capital 2012-16 $6.6

. . . . grows rows rate base.

5%-7%

4

Gas Infrastructure . . . .

Infrastructure—$1.4 billion

Enhanced 25 year infrastructure replacement program Investment $350 million

Ray Plant

Compression overhaul

Pipeline Safety

300 of 2,480 miles are high consequence area (HCA) HCA assessment 95% complete Investment $186.5 million

. . . . gas pipeline safety is a priority.

5

Electric Infrastructure . . . .

Investment—$2.4 billion

Circuits and substations Replace poles Low voltage substation automation

~14,400 Low Voltage Distribution Projects ~270 High Voltage Distribution Projects

. . . . reduces outages and maintains safe and excellent service.

6

$1.5 Billion Environmental Investment . . . .

Expenditures

2012 – 2016 (bils)

Air

NOx $0.1 SO2 0.7 Mercury 0.4

Water 0.1 Solid Waste 0.2

Total $1.5

Clean Air Standards

Cross-State Air Pollution Rule mandates SO2 and NOx reductions by January 2012 – stayed

Already achieving compliance

Mercury and Air Toxics Standard (MATS)

Largest five coal units planned to be controlled – around 2,000 MW Retirement or mothballing of smaller coal plants – 950 MW

. . . . to comply with state and federal laws and regulations.

7

Renewable Energy Investment Plans . . . .

Michigan energy law requires:

10% renewables by 2015

Purchase 50% and build 50% 20-year levelized surcharge

Renewable energy surcharge reduced by $57 million annually Plan to invest about $0.5 billion over next five years. $235 million, Lake Winds Energy Park under construction

. . . . at lower customer costs while maintaining investment.

8

Balanced Generation – Capacity Fuel Mix

Present

Renewables 4%

Coal 35%

Gas 33%

Nuclear 9%

Oil 8%

Pumped Storage

11%

2016

Renewables 9%

Coal 23%

Gas 30%

Zeeland (10%)

Nuclear 8%

Oil 7%

Purchases 12%

Pumped Storage

11%

Zeeland (9%)

Capital Investment “Self Limited” . . . .

2012 – 2016 Plan

$6.6 Billion

Customer rates

<2%

Faster smart grid Pipe replacements Pole replacements New gas generation

$10 Billion

>4%

. . . . holds down customer base rate increases.

olds

Opportunity Level

Michigan Energy Law . . . .

2008 Law

Growth

Renewable energy plan Energy optimization

Speed

File and implement ratemaking Forward test year

Risk Mitigation

Retail open access cap Decoupling

Regulation

John Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican

Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat

Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent

. . . . enables timely rate recovery and mitigates risks.

Rate Case Timeline

2008 2009 2010 2011 2012

ELECTRIC

$214 MFiled Increase

Energy New Law

GAS

2008

implement Self- $179 M

$114 MFiled Increase

78%

Order Final $139 M

$178 MFiled Increase

implement Self- $89 M

2009

74%

implement Self-$150 M

97%

Order Final $66 M

$55 MFiled Increase

Order Final $146 M

$195 MFiled Increase

Order Final $31 M

$49 MFiled Increase

Offsets

Renewables $(57) DOE (23) Total $(80)

implement Self- $118 M

implement Self-$23 M

Decision by June 8

Decision by August 31

Frequent and streamlined rate case strategy continues.

Ongoing Regulatory Strategy . . . .

Michigan investment

Base rate increases inflation Rate “offsets” Communication and alignment

. . . . balances customer interests and investor certainty.

O&M Cost Control . . . .

O&M Cost Change

% 7.5

3.3%

? 4%

? 1%

Average Customer Rates 2002-2006 2007-2011 2012 2012-2016 Electric Base a 1% 3% 1%3 1% 3 Fuel & Purchased Power 2 4 2 3 Gas Base a 2% 2% 2%3 2% 3

Commodity 14 (4) (5) (3)

a Includes surcharges

. . . . holds down rates with strong customer focus.

Productivity . . . .

Cumulative Productivity

60% 50 40 30 20 10 0

50% 43% 7%

22%

21%

21% Year Total

0% Target

2009 2010 2011 2012 Target

Distribution & Customer Operations Headcount

4,806

4,595

4,532

4,431

8%

2009 2010 2011 2012 Target

. . . . improving operational performance.

Sales Recovery . . . .

Electric Salesa

Up 5% 2010 to 2012

GWh 40,000

35,000 30,000 25,000 20,000 15,000 0

7% decline 1979 to 1982

Up 9% 1983 & 1984

6% decline 2007 to 2009

1975 1979 1983 1987 1991 1995 1999 2003 2007 2012 2011

a Weather adjusted

Electric Salesa vs Prior Years

+8%

Before EO

+3% +2.1% 2.4% 2.4% +2% +1.7% +1.3%

? 0.7%

? 2.0%

? 3.0%

+5%

? 6%

2006 2007 2008 2009 2010 2011 2012

. . . . adds rate “headroom” .

Risk Mitigation . . . .

Risk

Mitigation

Economy Capital Investments Regulatory / Political Commodities (prices) Capital Structure Shareowner Return

Sluggish recovery or downturn

Regulatory recovery

ROA and customer rate pressure

Regulatory alignment Interest rates

Sustainable returns; interest rates

Customer focus Back-up liquidity

Priority projects Regulatory alignment ROA “cap” Base rate increases “inflation”

Follow MPSC-approved plan to ensure recovery Maintain flexibility Thick liquidity Prefund obligations Risk management Consistent EPS performance Attractive dividend

. . . customer focus key.

Liquidity (as of 3/31/12) . . . .

Availability

$1.8 Billion

CMS Energy

5- year revolver - 2016

Consumers Energy 5- year revolver - 2016

5- year revolver - 2017 A/R Facility - 2012 Cash

$547 mils

499 150 250 358

32% Market Cap

Parent Debt Strategy

Thick liquidity – 2x peers Pre- funding Robust backup plan

. . . . strong and conservative.

Operating Cash Flow Growth . . . .

Amount (bils)

$2.5 2.0 1.5 1.0 0.5 0.0 (0.5)

Gross operating cash flowa up $0.1 billion per year

$1.9 $1.8 $1.7 $1.6 $1.5

$2.0

$2.1

Interest

Working capital and taxes

Base Investment

Investment choices

Cash flow before dividend

2010 2011 2012 2013 2014 2015 2016

NOLs & Credits $0.8 $0.8 $0.7 $0.5 $0.3 $0.2 $0.1

a Non? GAAP

EPS a and Dividend Growth . . . .

EPS

$1.55 $1.52

7%

5%

$1.45 $1.36

$1.26 b $1.21

$1.08 $0.96 $0.90

$0.81 $0.84

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Future

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

Dividend

96¢

14%

84¢ 27%

66¢ 32%

39% 50¢

36¢ 80%

20¢

0

2006 2007 2008 2009 2010 2011 2012

Payout 0% 25% 30% 40% 49% 58% 62%

. . . . provide strong TSR.

Total Shareowner Return . . . .

Investment Considerations

Predictable and visible earnings growth Affordable , sustainable rates

Customer focus Needed investment Regulatory support

Strong risk mitigation

TSR up 9% to 11%

Dividend Yield

EPS Growth

. . . . up 9% to 11%.

APPENDIX

Despite Adverse Weather . . . .

First Quarter Weather

1	+20¢ .75 +15 .70 +10 .65

1+5 .60 1.55 0

1.50 ? 5 1.45 ? 10 ? 115 .40 1.35 ? 20

2011

+5¢

? 13¢

2012

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Recovery Actions

Amount Complete

Lower cost financing 2¢ Lower pension cost 2 Lower uncollectibles 1 Lower property tax 1 Less “lost” gas 1 Lower injuries & damages 1 Subtotal Complete 8¢

Underway

Efficiencies 2 Economy 2 Regulatory 1

Subtotal Underway 5¢

Total 13¢

. . . . adjusted EPS (non? GAAP) guidance unchanged.

2012 First Quarter EPS . . . .

Results

2012 2011

Reported ?? (GAAP) 25¢ 52¢

Less:

Electric decoupling write? off 14¢ ¢ Discontinued ops & other (2) (1)

Subtotal 12¢ (1)¢

Adjusted (non? GAAP) 37¢ 51¢ (14)¢ First Call Estimate 37¢ Weather adjusted 50¢ 46¢

By Business Segment

Adjusted

(non? GAAP)

EPS

?

Utility 43¢ Enterprises 2 Interest & other (8)

Company 37¢

. . . . adversely impacted by record warm temperatures.

Electric Decoupling Written Off . . . .

Decoupling EPS 2009 2010 2011 2012 Electric 1¢ 6¢ 7¢ (14)¢ 14¢ Gas 0¢ 3¢ 2¢ 2¢

Memo: EO Incentive (mils)

- Electric $4 $5 $8 $10

- Gas 2 4 7 7

. . . . pending Commission response.

2012 Adjusted EPS (non-GAAP) . . . .

First Quarter

(14)¢

$1.45

2012—(13)¢ 7¢

2011—(5)¢

(3)¢	(18)¢

First Quarter

$0.51

2011 Weather Cost & Other Rate Change & Decoupling

Nine Months To Go

24¢

17¢

10¢ New – 14¢ (3)¢ Old – 3¢

$1.55 to $1.52

First Quarter

$0.37

2012

. . . . guidance reaffirmed.

Michigan’s Economy Recovering . . . .

Unemployment Improvements

16%

Michigan 14% 14 U.S.

12

10% 10

8

8% 6 4 2

0

2006 2007 2008 2009 2010 2011 2012

U.S. Auto Sales

In Millions

17.4

14.3

13.0 11.8 10.6

2005 2009 2010 2011 2012F

Source: Bureau of Labor Statistics

Source: Wardsauto; J.D. Power and LMC Automotive

. . . . quicker than anticipated.

Capital Expenditures

Plan 2012-2016 2012 2013 2014 2015 2016 Total (mils) (mils) (mils) (mils) (mils) (mils) Electric Distribution $ 198 $ 188 $ 196 $ 191 $ 193 $ 966 Generation 101 79 136 78 130 524 New customers 31 31 35 40 39 176 Other 93 84 70 73 75 $ 395 Base capital $ 423 $ 382 $ 437 $ 382 $ 437 $ 2,061 Gas Distribution $ 130 $ 144 $ 145 $ 145 $ 145 $ 709 New customers $ 29 $ 18 $ 20 $ 21 $ 22 $ 110 Other 56 52 47 39 40 234 Base capital $ 215 $ 214 $ 212 $ 205 $ 207 $ 1,053 Total base capital $ 638 $ 596 $ 649 $ 587 $ 644 $ 3,114 Investment choices: Environmental $ 268 $ 349 $ 320 $ 356 $ 260 $ 1,553 Reliability 250 236 249 209 212 1,156 Renewables 186 24 112 228 8 558 Smart Grid 61 51 53 54 47 266

Total choices $ 765 $ 660 $ 734 $ 847 $ 527 $ 3,533

Total Utility $ 1,403 $ 1,256 $ 1,383 $ 1,434 $ 1,171 $ 6,647

Rate Cases . . . .

Electric

Amount

) (mils

Self-implementation $118

ROE @ 10 25%. (14) Uncollectibles (14) Investment (23) O&M & other (25)

ALJ Recommendation $ 43

Final Order by June 8

Gas

Amount

) (mils

Self-implementation $23

.95% ROE @ 9 (12) Uncollectibles (12) Investment (5) 7 ) Revenue ( O&M & other (9)

Staff Filing $(22)

ALJ PFD – June 22 Target Final Order by August 31

. . . . driven mostly by investment and focused on customer value and affordability.

Federal Tax Benefits

Net NOLs and Credits

$0.8

$0.7

$0.5

$0.3

$0.2

$0.1

2011 2012 2013 2014 2015 2016 Gross NOLs (bils) $1.3 $1.2 $0.5 $0 $0 $0

“Block” Equity 0 0 0 0 0 0

No need for equity (dilution) through 2016.

2012 Sensitivities . . . .

Annual Impact Sensitivity EPS OCF

(mils)

Sales (weather adjusted)

•Electric (38,116 Gwh) + 1% $0.05 + $20

•Gas (287 Bcf) + 1 + 0.01 + 5 –Gas prices (NYMEX) + 1.00 * + 25 –Uncollectible accounts (mils) + 5 + 0.01 *

ROE (authorized)

•Electric (10.7%) + 20 bps + 0.02 + 10

•Gas (10.5%) + 20 + 0.01 + 4 Stock price (dilution) $1 share < 0.01 0

*	Less than 0.5¢ or $500,000 a Reflect 2011 sales forecast

Credit Ratings . . . .

Scale

S&P/

Fitch Moody’s S&P Fitch Moody’s

Consumers A- A3 Secured BBB+ Baa1 Target BBB Baa2 BBB- Baa3 BB+ Ba1

CMS BB+ Ba1 Unsecured Target BB Ba2 BB- Ba3 B+ B1 B B2 B- B3 Outlook Stable Stable Positive

Present 2002

. . . . reflect March upgrade by Fitch and positive outlook by Moody’s.

Enterprises & EnerBank . .

Michigan Power (Livingston)

Grayling

Filer City

Genesee

Michigan Power (Kalamazoo River)

EnerBank HQ

Renewables Other

DIG

Craven

2012 EPS a

Enterprises .04

vs 2011 +100%

EnerBank .04

vs 2011 +19%

+33%

a Non? GAAP

Ownership Gross Plant Fuel Interest Capacity (MW) Craven Wood 50% 50 DIG/MI Power Natural gas 100 934 Filer City Coal 50 73 Genesee Wood 50 40 Grayling Wood 50 38

. . . . provide growth without capital.

34

## MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
## AS OF 03/31/2012

Reflects issuance of $300MM Senior Notes and call of $152.8MM of 2.875% Convertible Sr Notes, both CMS

| F/V | S/U | Maturity or Call Date | Amount (000's) | DEBT/ CO |
|---|---|---|---|---|
| **SHORT-TERM DEBT:** | | | | |
| F | U | SHORT-TERM | $ 172,500 | 5.5% Convertible Sr Notes (Next Put Date 06/15/14) (CMS) |
| F | U | 04/13/12 | 152,832 | 2.875% Convertible Sr Unsec Notes (Next Put Date 12/01/14) (CMS) |
| V | U | 01/15/13 | 150,000 | Floating Rate Sr Notes (CMS) |
| | | | $ 475,332 | |
| **LONG-TERM DEBT:** | | | | |
| F | S | 04/15/13 | $ 375,000 | 5.375% Series B FMBs (CECo) |
| | | | $ 375,000 | |
| F | S | 02/15/14 | $ 200,000 | 6% FMBs (CECo) |
| F | U | 05/15/14 | 250,000 | 2.75% Sr Notes (CMS) |
| | | | $ 450,000 | |
| F | S | 03/15/15 | $ 225,000 | 5% FMBs Series N (CECo) |
| F | U | 09/30/15 | 250,000 | 4.25% Sr Notes (CMS) |
| F | S | 10/15/15 | 50,000 | 2.60% FMBs (CECo) |
| F | U | 12/15/15 | 125,000 | 6.875% Sr Notes (CMS) |
| | | | $ 650,000 | |
| F | S | 08/15/16 | $ 350,000 | 5.5% Series M FMBs (CECo) |
| F | S | 02/15/17 | 250,000 | 5.15% FMBs (CECo) |
| F | U | 07/17/17 | 250,000 | 6.55% Sr Notes (CMS) |
| F | S | 10/15/17 | 100,000 | 3.21% FMBs (CECo) |
| F | U | 02/15/18 | 250,000 | 5.05% Sr Notes (CMS) |
| F | S | 03/01/18 | 180,000 | 6.875% Sr Notes (CECo) |
| V | S | 04/15/18 | 67,700 | VRDBs to replace PCRBs (CECo) |
| F | S | 09/15/18 | 250,000 | 5.65% FMBs (CECo) |
| F | S | 03/15/19 | 350,000 | 6.125% FMBs (CECo) |
| F | U | 06/15/19 | 300,000 | 8.75% Sr Notes (CMS) |
| F | S | 09/15/19 | 500,000 | 6.70% FMBs (CECo) |
| F | U | 02/01/20 | 300,000 | 6.25% Sr Notes (CMS) |
| F | S | 04/15/20 | 300,000 | 5.65% FMBs (CECo) |
| F | S | 10/15/20 | 100,000 | 3.77% FMBs (CECo) |
| F | U | 03/15/22 | 300,000 | 5.05% Sr Notes (CMS) |
| F | S | 09/01/22 | 250,000 | 5.30% FMBs (CECo) |
| V | S | 04/01/35 | 35,000 | PCRBs (CECo) |
| F | S | 09/15/35 | 175,000 | 5.80% FMBs (CECo) |
| F | S | 09/01/40 | 50,000 | 6.17% FMBs (CECO) |
| F | S | 10/15/40 | 50,000 | 4.97% FMBs (CECo) |
| | | | $4,407,700 | |
| | | | **$6,358,032** | **TOTAL** |
| | | Various Maturity Dates/No Maturity Date Available: | | |
| | | | $ 161,898 | CECo Securitization Bonds after 01/20/12 payment |
| | | | 185,371 | CECo Capital lease rental commitments as of 03/31/12 |
| | | | 471,497 | EnerBank Discount Brokered CDs as of 03/31/12 (CMS) |
| | | | (16,169) | CMS Net unamortized discount as of 03/31/12 |
| | | | (3,221) | CECo Net unamortized discount as of 03/31/12 |
| | | | **$7,157,408** | GRAND TOTAL |

35

Proudly serving Michigan for 125 Years — Consumers Energy

# Consumers Electric Utility

## *Financial & Operating Statistics*

| Years Ended December 31 | 2011 | 2010 | 2009 | 2008 | 2007 |
|---|---|---|---|---|---|
| **ELECTRIC REVENUE AND POWER COSTS ($ Millions)** | | | | | |
| Residential | **$1,678** | $1,614 | $1,387 | $1,414 | $1,326 |
| Commercial | **1,197** | 1,166 | 1,099 | 1,129 | 1,111 |
| Industrial | **784** | 749 | 677 | 810 | 775 |
| Other | **39** | 40 | 36 | 32 | 30 |
| Total revenue from customers | **$3,698** | $3,569 | $3,199 | $3,385 | $3,242 |
| Wholesale | **21** | 20 | 19 | 22 | 23 |
| Intersystem | **43** | 99 | 94 | 113 | 92 |
| Retail open access/direct access | **91** | 54 | 31 | 15 | 15 |
| Miscellaneous | **60** | 60 | 64 | 59 | 71 |
| Total electric utility revenue | **$3,913** | $3,802 | $3,407 | $3,594 | $3,443 |
| Fuel for electric generation | **$559** | $520 | $460 | $483 | $385 |
| Purchased and interchange pow er | **1,348** | 1,308 | 1,232 | 1,388 | 1,449 |
| **DEPRECIATION AND AMORTIZATION** | **$412** | $450 | $441 | $438 | $397 |
| **OPERATING INCOME** | **$712** | $672 | $488 | $576 | $413 |
| **NET INCOME** | **$333** | $303 | $194 | $271 | $196 |
| **DELIVERIES (Million kWhs)** | | | | | |
| System sales | | | | | |
| Residential | **12,931** | 12,968 | 12,386 | 12,854 | 13,206 |
| Commercial | **10,903** | 11,026 | 11,211 | 11,969 | 12,384 |
| Industrial | **9,544** | 9,061 | 9,290 | 10,563 | 11,153 |
| Other | **224** | 235 | 230 | 225 | 231 |
| Total sales to ultimate customers | **33,602** | 33,290 | 33,117 | 35,611 | 36,974 |
| Wholesale | **332** | 325 | 328 | 333 | 496 |
| Retail open access/direct access | **3,901** | 4,079 | 2,326 | 1,541 | 1,364 |
| Intersystem | **1,349** | 1,394 | 1,277 | 1,176 | 1,329 |
| Total electric system deliveries | **39,184** | 39,088 | 37,048 | 38,661 | 40,163 |
| **AVERAGE ELECTRIC REVENUE (¢ per kWh)** | | | | | |
| Residential | **12.98** | 12.45 | 11.20 | 11.00 | 10.04 |
| Commerical | **10.98** | 10.58 | 9.80 | 9.43 | 8.98 |
| Industrial | **8.21** | 8.27 | 7.29 | 7.67 | 6.95 |
| Other | **17.41** | 17.02 | 15.65 | 14.22 | 12.99 |
| Total | **11.01** | 10.72 | 9.66 | 9.51 | 8.77 |
| **ELECTRIC CUSTOMERS BILLED (At December 31)** | | | | | |
| Residential | **1,571,319** | 1,569,183 | 1,566,980 | 1,584,752 | 1,575,386 |
| Commercial | **207,490** | 210,380 | 210,223 | 208,931 | 211,365 |
| Industrial | **8,691** | 8,881 | 8,770 | 8,505 | 8,619 |
| Retail Open Access/Direct Access | **1,078** | 1,095 | 861 | 642 | 642 |
| Other | **1,300** | 1,287 | 1,282 | 2,045 | 2,025 |
| Total | **1,789,878** | 1,790,826 | 1,788,116 | 1,804,875 | 1,798,037 |
| **AUTHORIZED RETURN ON EQUITY** | **10.70%** | 10.70% | 10.70% | 10.70% | 11.15% |
| **EARNED RETURN ON EQUITY-FINANCIAL** | **11.00%** | 10.60% | 6.40%[1] | 9.40% | 7.50% |
| **RATE BASE ($ Millions)** | **$7,442** | $6,815 | $6,459 | $6,175 | $5,407 |
| **COOLING DEGREE DAYS [2]** | | | | | |
| Normal degree days in calendar year | **584** | 571 | 578 | 579 | 545 |
| Actual degree days | **767** | 884 | 379 | 542 | 773 |
| Warmer (colder) than normal (%) | **31** | 55 | (34) | (6) | 42 |
| Increase (decrease) from normal in: | | | | | |
| Electric deliveries (millions of kWh) | **513** | 855 | (461) | 146 | 736 |

[1] 9.1% excluding Big Rock Decommissioning refund

[2] CDD base 65 degrees, Lansing w eather station, normal equals average of preceding 15 year time period

**CMS Energy Investor Relations** **One Energy Plaza Jackson, MI 49201 517-788-2590** **www.cmsenergy.com**

36

# Consumers Electric Utility

## *Financial & Operating Statistics*

| Years Ended December 31 | 2011 | 2010 | 2009 | 2008 | 2007 |
|---|---|---|---|---|---|
| **FUEL COST ($ per MMBtu)** | | | | | |
| Coal | **2.94** | 2.51 | 2.37 | 2.01 | 2.04 |
| Oil | **18.55** | 10.98 | 9.59 | 11.54 | 8.21 |
| Gas | **4.95** | 5.57 | 6.57 | 10.94 | 10.29 |
| Nuclear | **0.00** | 0.00 | 0.00 | 0.00 | 0.42 |
| Weighted average for all fuels | **3.18** | 2.71 | 2.56 | 2.47 | 2.07 |
| **FUEL COST FOR GENERATION (%)** | | | | | |
| Coal | **83.5** | 88.2 | 90.6 | 81.0 | 97.9 |
| Oil | **2.1** | 3.3 | 2.5 | 4.1 | 9.1 |
| Gas | **14.3** | 8.4 | 6.8 | 14.6 | 0.9 |
| Nuclear | **0.0** | 0.0 | 0.0 | 0.0 | 2.2 |
| Nox allowances | **0.1** | 0.1 | 0.1 | 0.3 | (10.1) |
| **POWER GENERATED (Millions of kWhs)** | | | | | |
| Coal | **15,468** | 17,879 | 17,255 | 17,701 | 17,903 |
| Oil | **7** | 21 | 14 | 41 | 112 |
| Gas | **1,912** | 1,043 | 565 | 804 | 129 |
| Nuclear | **0** | 0 | 0 | 0 | 1,781 |
| Renewable energy (hydro) | **425** | 365 | 466 | 454 | 416 |
| Net pumped storage [1] | **(365)** | (366) | (303) | (382) | (478) |
| Total net generation | **17,447** | 18,942 | 17,997 | 18,618 | 19,863 |
| Purchased and interchange: | | | | | |
| Non-utility generation | **12,674** | 12,003 | 11,538 | 13,643 | 12,502 |
| Net interchange power | **6,825** | 6,045 | 6,925 | 6,653 | 8,009 |
| Total net purchased and interchange power | **19,499** | 18,048 | 18,463 | 20,296 | 20,511 |
| Total net power supply | **36,946** | 36,990 | 36,460 | 38,914 | 40,374 |
| **POWER GENERATED (%)** | | | | | |
| Total net generation | **47.2** | 51.2 | 49.4 | 47.8 | 49.2 |
| Non-utility generation | **34.3** | 32.4 | 31.6 | 35.1 | 31.0 |
| Net interchange power | **18.5** | 16.3 | 19.0 | 17.1 | 19.8 |
| Total net purchased and interchange power | **52.8** | 48.8 | 50.6 | 52.2 | 50.8 |
| Total net power supply | **100.0** | 100.0 | 100.0 | 100.0 | 100.0 |
| **NET DEMONSTRATED CAPABILITY AT PEAK (MW)** | | | | | |
| Coal | **2,823** | 2,828 | 2,850 | 2,850 | 2,841 |
| Oil and gas | **1,810** | 1,814 | 1,814 | 1,997 | 1,459 |
| Combustion turbine | **465** | 517 | 661 | 661 | 345 |
| Nuclear | **0** | 0 | 0 | 0 | 0 |
| Renewable energy (hydro) | **77** | 74 | 74 | 73 | 73 |
| Pumped storage | **955** | 955 | 955 | 955 | 955 |
| Total owned generation | **6,130** | 6,188 | 6,354 | 6,536 | 5,673 |
| P&I power capability | **2,458** | 3,058 | 2,600 | 3,050 | 3,627 |
| Total owned and P&I | **8,588** | 9,246 | 8,954 | 9,586 | 9,300 |
| **NET DEMONSTRATED CAPABILITY AT PEAK (%)** | | | | | |
| Total owned generation | **71.4** | 66.9 | 71.0 | 68.2 | 61.0 |
| P&I power capability | **28.6** | 33.1 | 29.0 | 31.8 | 39.0 |
| Total owned and P&I | **100.0** | 100.0 | 100.0 | 100.0 | 100.0 |
| Peak load (MW) [2] | **8,930** | 8,190 | 7,756 | 7,705 | 8,391 |
| Reserve capacity (%) | **4** | 11 | 17 | 22 | 12 |
| Nameplate generating capacity (MW) at peak | **6,784** | 6,784 | 6,784 | 6,784 | 6,784 |
| Load factor (%) [3] | **50.8** | 55.3 | 55.9 | 59.2 | 56.3 |
| Heat rate-average Btu of fuel per net kWh generated | **10,214** | 10,132 | 10,072 | 10,201 | 10,198 |

[1] Consumers' portion of the Ludington pumped storage facility

[2] Includes Retail Open Access customers

[3] Includes bundled service customers

**CMS Energy Investor Relations** **One Energy Plaza Jackson, MI 49201 517-788-2590** **www.cmsenergy.com**

Consumers Gas Utility

Financial & Operating Statistics

[Graphic Appears Here]

Years Ended December 31 2011 2010 2009 2008 2007

GAS REVENUE AND COST OF GAS ($ Millions)

Residential $1,655 $1,677 $1,808 $1,971 $1,823

Commercial 438 449 511 598 552

Industrial 89 88 101 124 113

Other 3 3 3 5 6

Total sales revenue $2,185 $2,217 $2,423 $2,698 $2,494

Transportation fees 60 53 48 45 44

Miscellaneous 95 84 85 84 83

Total gas utility revenue $2,340 $2,354 $2,556 $2,827 $2,621

Cost of gas sold 1,438 1,516 1,778 2,079 1,918

Gas utility revenue net of cost of gas $902 $838 $778 $748 $703

DEPRECIATION, DEPLETION AND AMORTIZATION $130 $122 $118 $136 $127

OPERATING INCOME $272 $252 $201 $190 $170

NET INCOME $130 $127 $96 $89 $87

SALES AND DELIVERIES (Bcf)

Residential 157 152 163 171 167

Commercial 50 47 52 57 55

Industrial 11 10 11 12 12

Other ———— -

Total gas sales 1 218 209 226 240 234

Gas transportation deliveries 119 108 93 98 107

Total gas sales and transportation deliveries 337 317 319 338 341

GAS CUSTOMERS BILLED (at December 31)

Residential 1,579,835 1,576,520 1,574,246 1,577,863 1,580,586

Commercial 118,215 117,860 118,199 118,870 119,703

Industrial 6,721 6,938 7,073 6,961 7,014

Transportation 3,179 3,005 2,725 2,507 2,495

Total customers 1,707,950 1,704,323 1,702,243 1,706,201 1,709,798

AVERAGE GAS REVENUE ($ per Mcf)

Residential $10.54 $11.03 $11.09 $11.53 $10.93

Commercial 8.76 9.59 9.83 10.49 10.09

Industrial 8.09 9.17 9.18 10.33 9.62

Transportation 2 0.82 0.82 0.82 0.70 0.68

GAS SUPPLY (MMcf)

Gas Cost Recovery 188,177 170,575 206,866 208,296 216,843

Gas Customer Choice 48,224 38,806 31,498 24,177 19,520

Total 236,401 209,381 238,364 232,473 236,363

WORKING GAS STORAGE CAPACITY (Bcf) 142 142 142 142 143

AVERAGE COST OF GAS SOLD ($ per Mcf) 3

Gas Cost Recovery $6.02 $6.73 $7.66 $8.36 $7.91

Gas Customer Choice 6.30 7.27 7.98 9.99 9.79

AUTHORIZED RETURN ON EQUITY 10.50% 10.55% 10.55% 10.55% 10.75%

EARNED RETURN ON EQUITY-FINANCIAL 10.50% 10.90% 9.90% 9.20% 9.20%

RATE BASE ($ Millions) $3,110 $2,867 $2,778 $2,638 $2,444

HEATING DEGREE DAYS 4

Normal degree days in calendar year 6,678 6,731 6,732 6,741 6,767

Actual degree days 6,606 6,305 6,913 6,965 6,548

Colder (warmer) than normal (%) (1.1) (6.3) 2.7 3.3 (3.2)

Increase (decrease) from normal in:

Gas deliveries (Bcf) (0.4) (6.4) 4.8 4.1 (6.3)

1	Includes Gas Customer Choice sales

2 Average gas revenue for transportation excludes amounts related to MCV and off-system transportation 3 Includes pipeline transportation charges

4	HDD base 65 degrees, seven w eather station average, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy. com

38

# Enterprises & EnerBank

CMS ENERGY

## Independent Power Production

| Plant | Fuel | Ownership Interest | Gross Capacity | In-Service Year | Capacity Under LT Contract | State |
|---|---|---|---|---|---|---|
| Craven | Wood | 50% | 50 | 1990 | 100% | NC |
| DIG | Natural Gas | 100 | 710 | 2001 | 20 | MI |
| Filer City | Coal | 50 | 73 | 1990 | 100 | MI |
| Genesee | Wood | 50 | 40 | 1996 | 100 | MI |
| Grayling | Wood | 50 | 38 | 1992 | 100 | MI |
| MI Power | Natural Gas | 100 | 224 | 1999 | 59 | MI |
| Net MW Owned by CMS | | | 1,035 | | | |


Michigan Power (Livingston)
Grayling
Filer City
Genesee
EnerBank HQ
DIG
Michigan Power (Kalamazoo River)
Craven
Renewables
Other

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

GAAP RECONCILIATION

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05	0.33	0.03
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08
Asset impairment charges, net	—	—	1.82	0.76	0.60	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-10 EPS

CMS ENERGY CORPORATION

Earnings By Quarter and Year GAAP Reconciliation

(Unaudited)

(In millions, except per share amounts)	2011
	1Q	2Q	3Q	4Q	YTD Dec
Reported net income - GAAP	$135	$100	$139	$41	$415

After-tax items:
Electric and gas utility	—	—	—	—	—
Enterprises	*	(28)	*	1	(27)
Corporate interest and other	—	(4)	—	*	(4)
Discontinued operations income	(2)	*	*	*	(2)

Adjusted income - non-GAAP	$133	$68	$139	$42	$382

Average shares outstanding, basic	250.0	250.3	251.3	251.7	250.8
Average shares outstanding, diluted	261.7	261.9	263.9	265.5	263.4

Reported earnings per share - GAAP	$0.52	$0.38	$0.53	$0.15	$1.58

After-tax items:
Electric and gas utility	—	—	—	—	—
Enterprises	*	(0.11)	*	*	(0.11)
Corporate interest and other	—	(0.01)	—	*	(0.01)
Discontinued operations income	(0.01)	*	*	*	(0.01)

Adjusted earnings per share - non-GAAP	$0.51	$0.26	$0.53	$0.15	$1.45

(In millions, except per share amounts)	2012
1Q
Reported net income - GAAP	$67

After-tax items:
Electric and gas utility	36
Enterprises	1
Corporate interest and other	—
Discontinued operations income	(7)

Adjusted income - non-GAAP	$97

Average shares outstanding, basic	255.6
Average shares outstanding, diluted	266.9

Reported earnings per share - GAAP	$0.25

After-tax items:
Electric and gas utility	0.14
Enterprises	0.01
Corporate interest and other	—
Discontinued operations income	(0.03)

Adjusted earnings per share - non-GAAP	$0.37

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2012 A-1

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2009	2010	2011	2012	2013	2014	2015	2016
Consumers Operating Income + Depreciation & Amortization	$1,248	$1,498	$1,527	$1,651	$1,735	$1,860	$1,977	$2,051
Enterprises Project Cash Flows	16	39	24	25	27	33	35	35

Gross Operating Cash Flow	$1,264	$1,537	$1,551	$1,676	$1,762	$1,893	$2,012	$2,086
Other operating activities including taxes, interest payments and working capital	(416)	(578)	(382)	(426)	(412)	(443)	(757)	(776)

Net cash provided by operating activities	$848	$959	$1,169	$1,250	$1,350	$1,450	$1,255	$1,310

2009-15 OCF